Exhibit 10.3

AMENDMENT NO. 1 TO PERFORMANCE UNIT AGREEMENT

     THIS AMENDMENT NO. 1 TO THE PERFORMANCE UNIT AGREEMENT (this “Amendment No. 1”) is entered into as of the 7th day of October 2004, by and between the undersigned Grantee and Reynolds American Inc.

     WHEREAS, the Grantee received a grant of Performance Units pursuant to a Performance Unit Agreement dated February 4, 2004 (the “Agreement”); and

     WHEREAS, the Agreement provided that the value of each Performance Unit would be valued using the performance measures set forth in the grid attached as “Exhibit A” to the Agreement; and

     WHEREAS, R.J. Reynolds Tobacco Holdings, Inc. and Brown & Williamson Tobacco Corporation entered into certain business combination transactions (the “Transactions”) effective as of July 30, 2004, which resulted in the formation of a new public company, Reynolds American Inc. (the “Company”); and

     WHEREAS, the Company is now the sponsor of the Reynolds American Inc. Long-Term Incentive Plan; and

     WHEREAS, the Company desires to amend Exhibit A to reflect the impact of the Transactions on the valuation of the Performance Units.

     NOW, THEREFORE, in consideration of the foregoing premises, the parties to the Agreement mutually agree to amend the Agreement as follows:

     1. The Agreement is amended by deleting in its entirety the grid attached thereto as Exhibit A, and inserting therefor two grids, Exhibit A-1 and Exhibit A-2. Exhibit A-1 shall set forth the performance measures to be used to value each Performance Unit during the seven-month period beginning January 1, 2004 and ending July 31, 2004, and Exhibit A-2 shall set forth the performance measures to be used to value each Performance Unit during the five-month period beginning August 1, 2004 and ending December 31, 2004.

     2. Except as amended by Section 1 of this Amendment No. 1, all other terms and conditions of the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company, by its duly authorized officer, and the Grantee have executed this Amendment No. 1 as of the date first above written.

REYNOLDS AMERICAN INC.

	By:	/s/ Ann A. Johnston

Authorized Signatory

Name, Grantee